POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Carol Zepke and
Frederick W. Clough and Janet O'Rourke, signing singly, the undersigned's true and lawful attorney-in-fact
to:
(1)	Execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of Pacific Capital Bancorp(the "Company"), Forms 3, 4,
and 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules
thereunder;
(2)	Do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments thereto, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar
authority; and
(3)	Take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of,
or legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney
shall be in such form and shall contAin such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.
	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully
do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The
undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request
of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Securities Exchange Act of
1934.
         This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.
         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of
this 22nd day of July 2008.

/s/ Noma Bruton


NOMA BRUTON